EQ ADVISORS TRUSTSM

EQ/HIGH YIELD BOND PORTFOLIO

SUPPLEMENT DATED FEBRUARY 21, 2014 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2013, as supplemented of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information about: (1) a change to the investment strategy changes for the EQ/High Yield Bond Portfolio (“Portfolio”); (2) additional investment advisers for the Portfolios; and (3) additional portfolio managers for the Portfolio.

Information Regarding

EQ/High Yield Bond Portfolio

Effective, May 1, 2014, the third and fourth paragraphs in the section of the Prospectus “Investments, Risks and Performance Principal Investment Strategy” are deleted in their entirety and replaced with the following information.

The Active Allocated Portion will invest in high yield corporate debt securities as well as floating rate loans, and participations in and assignments of loans. The Active Allocated Portion may invest in securities of any maturity because the Advisers to the Active Allocated Portion place greater emphasis on credit risk in selecting securities than either maturity or duration.

In addition, effective May 1, 2014, the following information is added to the section of the Prospectus “Who Manages the Portfolio.”

Adviser: Post Advisory Group, LLP. (“Post”) Portfolio Managers: The individuals that are jointly and primarily responsible for a portion of the Active Allocated Portion of the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Henry Chyung	Chief Investment officer, Post Board Member	May 2014
Bill Matthews, CFA®	Managing Director-Portfolio Manager	May 2014

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Effective May 1, 2014, the section of the Prospectus entitled “Management of the Trust – The Advisers” hereby is revised to include the following information regarding Post Advisory Group, LLP:

Post Advisory Group, LLC (“Post”), 1620 26th Street, Suite 6500N, Santa Monica, CA 90404, serves as a sub-adviser to a portion of the Active Allocated Portion of the EQ/High Yield Bond Portfolio. Post is the successor advisory entity of Post Advisory Group, Inc. Post is majority owned by Principal Global Investors®, a member of the Principal Financial Group® (NYSE: PFG), and Nippon Life Insurances, Inc.

As of December 31, 2013, Post had approximately $11.27 billion in assets under management. Henry Chyung and Bill Matthews, CFA®, are primarily and jointly responsible for the day-to-day management of a portion of the Active Allocated Portion of the Portfolio.

Henry Chyung, Chief Investment Officer, Post Board Member, re-joined Post in 2011 after serving as a Managing Director at Post from 2002 to 2005. Prior to rejoining Post, he served as Managing Director for Canyon capital Advisors where he focused on high yield bonds, distressed debt, and even-driven equities.

Bill Matthews, CFA®, Managing Director and Portfolio Manager (Traditional High Yield, High Yield Plus and Senior Loan), joined Post in 2009 from Canyon Capital Advisors where he was a Managing Director responsible for investing in par, stressed and distressed bank loans, high yield securities and equities

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